                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.__ )

Filed by the Registrant   [X]

Filed by Party other than the Registrant   [_]

Check the appropriate box:

[_]  Preliminary proxy statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2)

[X]  Definitive proxy statement

[_]  Definitive additional materials

[_]  Soliciting materials pursuant to Rule 14a-11(c) or Rule 14a-12


                             EQUUS II INCORPORATED
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


        Dana Hiller, 2929 Allen Parkway, Suite 2500, Houston, TX 77019
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5)   Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule, or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:




Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                             EQUUS II INCORPORATED

                         2929 ALLEN PARKWAY, SUITE 2500
                              HOUSTON, TEXAS 77019
                                  713-529-0900

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME                     9:00 a.m. Houston time on Tuesday, May 7, 2002

PLACE                    Meeting Room No. 1, Ground Level,
                         Wortham Tower
                         2727 Allen Parkway
                         Houston, Texas 77019

ITEMS OF BUSINESS        (1) To elect eight members to the Board of Directors
                         for the ensuing year.

                         (2) To ratify the Board of Directors' appointment of Arthur Andersen LLP as the Fund's independent auditors for the fiscal year ending December 31, 2002.

                         (3) To transact such other business as may properly come before the meeting.

RECORD DATE              You are entitled to vote if you were a stockholder at
                         the close of business on March 22, 2002.

VOTING BY PROXY          Please submit a proxy as soon as possible so that your
                         shares can be voted at the meeting in accordance with your instructions. You may submit your proxy by mail.
                         For specific instructions, please refer to the Questions and Answers, beginning on page 2 of this proxy statement and the instructions on the proxy card.

                                      By order of the Board of Directors,



                                      TRACY H. COHEN
                                      Secretary



    This proxy statement and accompanying proxy card are being distributed on or about April 8, 2002

                             EQUUS II INCORPORATED
                         2929 ALLEN PARKWAY, SUITE 2500
                              HOUSTON, TEXAS 77019

                             --------------------
                                PROXY STATEMENT
                             --------------------

     This Proxy Statement is furnished to the stockholders of Equus II Incorporated ("EQS" or the "Fund"), in connection with the solicitation by its Board of Directors of proxies to be voted at the 2002 Annual Meeting of Stockholders to be held on Tuesday, May 7, 2002, at 9:00 a.m., local time, at Meeting Room No. 1, Ground Level, Wortham Tower, 2727 Allen Parkway, Houston, Texas 77019, and at any adjournment thereof.

                               ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At the annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors and ratification of the Fund's independent auditors. In addition, the Fund's management will report on the performance of the Fund during 2001 and respond to questions from stockholders.

WHO IS ENTITLED TO VOTE?

     Stockholders of record at the close of business on the record date, March 22, 2002, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon. A list of stockholders on the record date will be available for inspection at the Fund's office at 2929 Allen Parkway, Suite 2500, Houston, Texas for 10 days before the meeting.

WHO CAN ATTEND THE MEETING?

     All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Each stockholder may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices, and other electronic devices will not be permitted at the meeting.

     Please note that if you hold your shares in "street name" (that is, through a broker, bank, or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

     Parking is available at local garages; the fee for parking is $0.75 per hour.

WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 6,233,021 shares of common stock of the Fund were outstanding. Proxies received but marked as abstentions and broker non-votes that are voted on any matter will be included in the calculation of the number of shares considered to be present at the meeting.

HOW DO I VOTE?

     If you complete and properly sign the accompanying proxy card and return it to the Fund, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

CAN I VOTE BY TELEPHONE OR ELECTRONICALLY?

     Because of cost increases, we are not offering registered stockholders (that is, if you hold your stock in your own name) the ability to vote by telephone or via the internet. If your shares are held in "street name," you will need to contact your broker or other nominee to determine whether you will be able to vote by telephone or electronically.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Fund either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

  .    for election of the nominated slate of directors (see page 4) and
  . for ratification of the appointment of Arthur Andersen LLP as the Fund's independent auditors (see page 17).

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

HOW ARE VOTES COUNTED?

     In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. For the other proposals, you may vote "FOR," "AGAINST," or "ABSTAIN." If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHELD" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

     Other Items. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted in favor of or against such matter, although it will be counted as voted for purposes of determining whether there is a quorum.

     If you hold shares in "street name" through a broker, bank, or other nominee, your broker, bank, or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING INSTRUCTION CARD?

     It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE MEETING?

     The cost of soliciting proxies will be paid by the Fund. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of stock held in the name of such nominees. The solicitation of proxies will be by mail, telephone, or otherwise through the officers and regular employees of the Fund or Equus Capital Management Company, the Fund's investment advisor (the "Management Company") without special compensation therefor.

                        ITEM 1 -- ELECTION OF DIRECTORS

     Article III, Section 3.2 of the By-laws of the Fund provides for a minimum of three and a maximum of fifteen directors (a majority of whom must be independent directors). There are currently eight directors, including six independent directors (i.e. directors who are not "interested persons" as defined in the Investment Company Act). The nominees receiving an affirmative vote of a plurality of the shares entitled to vote and present, either in person or by proxy, at the Annual Meeting, will be elected as members of the Board. All of the elected directors will serve until their respective successors have been duly elected and qualified or until they resign, die or are removed from office.

     The persons named as proxies in the enclosed form of proxy were selected by the Board, and have advised the Board that, unless authority is withheld, they intend to vote the shares represented by them at the Annual Meeting for the election of Sam P. Douglass, Gregory J. Flanagan, Robert L. Knauss, Nolan Lehmann, Gary R. Petersen, John W. Storms, Dr. Francis D. Tuggle, and Dr. Edward
E. Williams. All of the nominees are current members of the Board, six of whom are independent directors (Messrs. Flanagan, Knauss, Petersen, Storms, and Drs. Tuggle and Williams). All of the nominees have consented to their nomination and will serve if elected to the Board.

     The Board knows of no reason why any nominee for director would be unable to serve as a director. If at the time of the Annual Meeting any of the named nominees are unable or unwilling to serve as directors of the Fund, the persons named as proxies intend to vote for such substitutes as may be nominated by the Board.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT EACH STOCKHOLDER VOTE "FOR" THE ELECTION OF THE BOARD'S NOMINEES FOR DIRECTOR.

WHAT ARE THE DUTIES OF THE BOARD OF DIRECTORS?

     The Board provides overall guidance and supervision with respect to the operations of the Fund and performs the various duties imposed on the directors of business development companies by the Investment Company Act. Among other things, the Board supervises the management arrangements of the Fund, the custodial arrangements with respect to portfolio securities, the selection of accountants, fidelity bonding and transactions with affiliates. All actions taken by the Board are taken by majority vote unless a higher percentage is required by law or unless the Investment Company Act, the Fund's Restated Certificate of Incorporation or By-laws require that the actions be approved by a majority of the independent directors. The Investment Company Act requires that a majority of the directors be individuals who are not "interested persons" (as defined under the Investment Company Act) of the Fund.

NOMINEES FOR DIRECTOR

                                                                                                 Number of
                                                                                               Portfolios in
                                                                                                Fund Complex        Other
                                                                                                Overseen by     Directorships
      Name,             Position(s)    Term of Office                                           Director or   Held by Director
     Address,           Held with      and Length of         Principal Occupation(s)            Nominee for    or Nominee for
     and Age             Fund           Time Served            During Past 5 Years               Director         Director
--------------------   -----------    --------------        ------------------------          -------------   ----------------
Gregory J. Flanagan;     Director     One year;             Area President of Arthur J.           One
Age 56                                director              Gallagher &  Co. and Managing
                                      since 1992            Director of Healthcare
                                                            First, a division of Arthur J.
                                                            Gallagher & Co. since December
                                                            15, 2000. From January 1997 to
                                                            December 15, 2000, he was a
                                                            Vice President of Arthur J.
                                                            Gallagher & Co

Robert L. Knauss;        Director     One year; director   Chairman and Chief Executive           One         The Mexico Fund, Inc.
Age 71                                since 1991           Officer of  Baltic International                   and Philip Services
                                                           USA, Inc. since January 1994;                      Corp.
                                                           director of Philip Services
                                                           Corp where he has served as
                                                           Chairman of the Board since
                                                           May 1998.

Gary R. Petersen;        Director     One year; director   Managing Director of EnCap             One           Harken Energy
Age 55                                since 1994           Investments,  L.L.C. since 1989                      Corporation, Nuevo
                                                                                                                Energy Company, and
                                                                                                                Energy Capital
                                                                                                                Investment Company

John W. Storms;          Director     One year; director   Managing General Partner of           Two
Age 57                                since 1991           Storms &  Critz, Certified
                                                           Public Accountants since
                                                           May of 1988

Dr. Francis D. Tuggle;   Director     One year; director   Professor at the Kogod                One
Age 59                                since 1991           College of Business
                                                           Administration at American
                                                           University since July 1990
                                                           where he was Dean from
                                                           July 1990 to June 1996

Dr. Edward E. Williams;  Director     One year; director   Henry Gardiner Symonds Professor     One           Service Corporation
Age 56                                since 1992           and the Director of the                            International
                                                           Entrepreneurship Program
                                                           of the Jesse H. Jones Graduate
                                                           School of Management at Rice
                                                           University since 1982


The following directors, who are officers of the Fund, are "interested persons" as defined in the Investment Company Act.

Sam P. Douglass;         Chairman of  One year; Chairman   Chairman of the Board and            One           Advanced Technical
Age 69                   the Board    and CEO since 1991   Chief Executive Officer of                         Products, Inc.
                         and Chief                         the Management Company since
                         Executive                         1983. Since December 1978,
                         Officer                           he has served as Chairman
                                                           and Chief Executive Officer
                                                           of Equus Corporation
                                                           International ("ECI"), a
                                                           privately owned corporation
                                                           engaged in a variety of
                                                           investment activities

Nolan Lehmann;           President    One year;             President and a director            One           Allied Waste
Age 57                   and a        President             of the Management Company                         Industries, Inc.
                         director     and a                 since 1983
                                      director
                                      since 1991

WHAT COMMITTEES HAS THE BOARD ESTABLISHED?

     The Board has five committees: an Audit Committee, a Committee of the Independent Directors, a Compensation Committee, a Nominating Committee, and a Committee to Study Methods for the Enhancement of Shareholder Value. The Board has no other standing committees.

AUDIT COMMITTEE

     The functions of the Audit Committee are to:

  . make recommendations to the full Board regarding the engagement or discharge of independent accountants;

  . direct and supervise investigations of matters within the scope of the independent accountant's duties;

  . review with the independent accountants the audit plan and results of the audit; approve each professional service provided by the independent accountants prior to the performance of such service;

  .  consider the range of audit and nonaudit fees; and

  .  review the adequacy of the Fund's system of internal accounting controls.

     The members of the Audit Committee are independent (as defined in Section 303.01(B)(2) and (3) of the New York Stock Exchange listing standards).

COMMITTEE OF THE INDEPENDENT DIRECTORS

     The functions of the Committee of the Independent Directors are to:

  . recommend to the full Board approval of any management, advisory, or administration agreements;

  . recommend to the full Board any underwriting or distribution agreements; review the fidelity bond and premium allocation;

  .  review any joint insurance policies and premium allocation;

  . review and monitor the Fund's compliance with procedures adopted pursuant to certain rules promulgated under the Investment Company Act; and

  . carry out such other duties as the independent directors shall, from time to time, conclude are necessary in the performance of their duties under the Investment Company Act.

COMPENSATION COMMITTEE

     The function of the Compensation Committee is to determine and issue stock options for officers of the Fund under the Equus II Incorporated 1997 Stock Incentive Plan (the "Plan"), which is the only form of compensation paid by the Fund to its officers for serving as such.

NOMINATING COMMITTEE

     The function of the Nominating Committee is to select individuals for nomination to the Board of Directors of the Fund. The Nominating Committee will consider nominees recommended by stockholders. The procedures to be followed by stockholders in submitting such recommendations are set forth under "Stockholder Proposals for 2003 Annual Meeting."

COMMITTEE TO STUDY METHODS FOR THE ENHANCEMENT OF SHAREHOLDER VALUE

     The function of the Committee to Study Methods for the Enhancement of Shareholder Value is to recommend to the Board plans and actions which might increase the value at which the EQS Common Stock trades on the New York Stock Exchange.

HOW OFTEN DID THE BOARD AND ITS COMMITTEES MEET DURING 2001?

     During 2001, the Board met in person four times, the Audit Committee held five meetings, the Compensation Committee and the Nominating Committee each held one meeting. The Committee of Independent Directors and the Committee to Study Methods for Enhancement of Shareholder Value met as needed at regularly scheduled Board Meetings. All directors attended more than 75% of the meetings held by the Board or the committees of the Board on which they served.

                           BOARD COMMITTEE MEMBERSHIP

                                                                                COMMITTEE TO STUDY
                                                               COMMITTEE OF         METHODS FOR
                             COMPENSATION         AUDIT         INDEPENDENT       ENHANCEMENT OF       NOMINATING
          NAME                 COMMITTEE        COMMITTEE        DIRECTORS       SHAREHOLDER VALUE      COMMITTEE
-------------------------------------------------------------------------------------------------------------------
Gregory J. Flanagan              X                                   X                   X*
-------------------------------------------------------------------------------------------------------------------
Robert L. Knauss                                   X*                X                                X
-------------------------------------------------------------------------------------------------------------------
Gary R. Petersen                 X*                                  X                                X
-------------------------------------------------------------------------------------------------------------------
John W. Storms                                     X                 X                                X*
-------------------------------------------------------------------------------------------------------------------
Dr. Francis D. Tuggle                              X                 X                   X
-------------------------------------------------------------------------------------------------------------------
Dr. Edward E. Williams           X                                   X                   X
-------------------------------------------------------------------------------------------------------------------

X = Member
* = Chairman

     The Restated Certificate of Incorporation and By-laws of the Fund provide for the indemnification of the Fund's directors in connection with their activities as directors.

DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED BY DIRECTORS

                                                                                   Aggregate Dollar Range of Equity
                                                                                   Securities in All Funds Overseen
                                                                                     or to be Overseen by Director
       Name of Director                      Dollar Range of Equity                    or Nominee in Family of
         or Nominee                        Securities in the Fund(1)                     Investment Companies
-------------------------              ------------------------------              -------------------------------
Sam P. Douglass                                  Over $100,000                           Over $100,000(2)

Gregory J. Flanagan                            $50,001-$100,000(3)                   $50,001-$100,000(2)(3)

Robert L. Knauss                                 $1-$10,000(3)                           $1-$10,000(2)(3)

Nolan Lehmann                                    Over $100,000                           Over $100,000(2)

Gary R. Petersen                               $ 10,001-$50,000(3)                    $10,001-$50,000(2)(3)

John W. Storms                                 $50,001-$100,000(3)                    $50,001-$100,000(2)(3)

Dr. Francis D. Tuggle                          $ 10,001-$50,000(3)                    $10,001-$100,000(2)(3)

Dr. Edward E. Williams                           Over $100,000                           Over $100,000(2)


(1) Based on closing price of EQS common stock on March 29, 2002.

(2) Includes only shares of the Fund. No director or nominee for director of the Fund is a director of another fund in the Equus family of investment companies except John W. Storms who is an independent general partner of Equus Capital Partners, L.P., a Delaware limited partnership managed by the Management Company.

(3) Excludes options exercisable within 60 days that are not in-the-money.

Other Indirect Interests

Dr. Williams holds a promissory note issued by Equus Capital Corporation, a wholly owned subsidiary of the Management Company ("ECC"), in connection with ECC's redemption of its Series C preferred stock. The note is payable out of a pool of assets comprised of certain investments in marketable securities and partnerships owned by ECC. At December 31, 2001, the aggregate value of the net asset pool was $4,380,821, of which Dr. Williams had a 5.3% interest with a value of $232,184.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board reviews the financial reporting process, the system of internal controls, the audit process, and the process of monitoring compliance with laws and regulations. Each of the Audit Committee members satisfies the definition of independent director as established in the New York Stock Exchange Listing Requirements. The Board adopted an initial written charter for the Audit Committee on October 26, 1999. A revised charter was adopted on February 6, 2001. A copy of the charter was included as Appendix A to the Fund's proxy statement dated April 3, 2001. The Fund operates on a January 1 to December 31 fiscal and tax year. However, the Fund uses a November 1 to October 31 tax year for determining its capital gains for excise tax purposes. The Audit Committee met five times during 2001.

     The Audit Committee has reviewed the Fund's audited financial statements for the year ended December 31, 2001, and discussed such statements with management. The Audit Committee has discussed with Arthur Andersen LLP, the Fund's independent accountants during 2001, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit and Finance Committees, as amended).

     The Audit Committee received from Arthur Andersen LLP the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee, as amended), and discussed with them their independence.

     Based on the review and discussions noted above, the Audit Committee recommended to the Board that the Fund's audited financial statements for the year ended December 31, 2001, be included in the Fund's Annual Report on Form 10-K for the year ended December 31, 2001, and be filed with the Securities and Exchange Commission.

     This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or the Investment Company Act of 1940, as amended, except to the extent that the Fund specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                                     Submitted by:

                                     Audit Committee

                                     Robert L. Knauss, Chairman
                                     John W. Storms
                                     Dr. Francis D. Tuggle

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS OF THE FUND

     Each director who is not an officer of the Fund receives an annual fee of $25,000, $3,000 for each meeting of the directors attended, $1,500 for participation in each meeting conducted by telephonic conference, and $1,500 for each committee meeting attended ($500 for each committee meeting - if attended on the same day as a Board meeting), and reimbursement for all out-of-pocket expenses relating to attendance at such meetings. The independent directors do not receive any additional compensation from the Fund or portfolio companies for any additional services rendered. Officers and directors of the Fund who are affiliated with management may serve as directors of portfolio companies and in such capacities may receive and retain directors' fees and other compensation directly from the portfolio companies. Officers of the Fund do not receive cash compensation directly from the Fund, but are employed by and receive a salary from the Management Company. The Fund established a stock incentive plan in 1997 to provide incentive compensation to its directors, officers, and employees.

     The directors who were not officers of the Fund were paid an aggregate of $246,000 and $233,000 as compensation for the years ended December 31, 2001 and 2000, respectively.

     Under the 1997 Stock Incentive Plan (the "Plan") each non-officer director was granted an option to purchase 5,500 shares of EQS common stock on November 4, 1997. In addition, each individual elected as a non-officer director is, on the first business day following the annual stockholders meeting, granted a stock option to purchase 2,200 shares of EQS common stock at the closing sales price for shares of EQS common stock on that date. The Fund currently has no bonus, profit-sharing, pension or retirement plan. Any new director will automatically be granted an option to purchase 5,500 shares of EQS common stock on the first business day following such director's first board meeting.

     Under the Plan the Fund may grant stock options to eligible directors and officers for up to the number of shares of EQS common stock equal to 20% of the outstanding shares. At December 31, 2001, the Fund had outstanding stock options covering an aggregate of 1,073,600 shares. The Compensation Committee is responsible for granting awards of stock options under the Plan.

COMPENSATION

     The following table sets forth all compensation paid to the directors, and for each of the three highest paid officers who have aggregate compensation from the Fund in 2001 in excess of $60,000:


                                                                                  LONG-TERM
                                                          PENSION             COMPENSATION AWARDS
                                   AGGREGATE            OR RETIREMENT          -------------------
                                  COMPENSATION       BENEFITS ACCRUED AS       NUMBER OF SECURITIES
   NAME OF DIRECTOR              FROM THE FUND       PART OF FUND EXPENSES     UNDERLYING OPTIONS
   ----------------            ------------------    ---------------------     -------------------

Sam P. Douglass*........            $     0(1)                $ 0                  237,600
Gregory J. Flanagan.....             41,250                     0                    2,200
Robert L. Knauss........             42,500                     0                    2,200
Nolan Lehmann*..........                  0(1)                  0                  227,700
Gary R. Petersen........             39,750                     0                    2,200
John W. Storms..........             42,500                     0                    2,200
Francis D. Tuggle.......             41,750                     0                    2,200
Edward E. Williams......             39,000                     0                    2,200

----------------
*    Designates an "interested person."
(1)  Mr. Douglass and Mr. Lehmann do not receive a salary from the Fund.

OPTIONS GRANTED DURING 2001

     The following table contains information concerning the grant of stock options under the Fund's incentive stock plan to directors and executive officers during 2001.



                                          % OF TOTAL
                                           OPTIONS
                          NUMBER OF       GRANTED TO                                   POTENTIAL REALIZABLE VALUE AT ASSUMED
                          SECURITIES     DIRECTORS AND                                     ANNUAL RATES OF STOCK PRICE
                          UNDERLYING      OFFICERS  IN     EXERCISE                     APPRECIATION FOR OPTION TERM(1)
                            OPTIONS        FISCAL YEAR       PRICE      EXPIRATION     ---------------------------------------
    NAME                  GRANTED (#)         2001           ($/SH)        DATE            5%($)                      10%($)
    ----                  -----------    --------------    ---------    ----------     -------------               -----------
Sam P. Douglass.........       237,600        23.7%         $7.69        11/14/11        $2,976,225                 $4,739,141

Gregory J. Flanagan.....         2,200         0.2%          8.45        05/04/11            30,281                     48,218

Robert L. Knauss........         2,200         0.2%          8.45        05/04/11            30,281                     48,218

Nolan Lehmann...........       227,700        22.7%          7.69        11/14/11         2,852,216                  4,541,677

Gary R. Petersen........         2,200         0.2%          8.45        05/04/11            30,281                     48,218

John W. Storms..........         2,200         0.2%          8.45        05/04/11            30,281                     48,218

Francis D. Tuggle.......         2,200         0.2%          8.45        05/04/11            30,281                     48,218

Edward E. Williams......         2,200         0.2%          8.45        05/04/11            30,281                     48,218

___________
(1) The amounts shown under these columns are the result of calculations at the 5% and 10% rates required by the rules adopted by the Securities and Exchange Commission and are not intended to forecast future appreciation of the Fund's stock price. The potential realizable values are based on an assumption that the stock price of the shares of EQS Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the option term. The values do not take into account amounts required to be paid as income taxes or option provisions providing for termination of an option following termination of employment, nontransferability, or vesting over periods of up to four years.


STOCK OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table sets forth certain information concerning the value of unexercised options held by the Fund's Chief Executive Officer and the Fund's four most highly compensated executive officers other than the CEO at December 31, 2001.

                                                           NUMBER OF SECURITIES
                                                          UNDERLYING UNEXERCISED            VALUE OF UNEXERCISED
                                                                OPTIONS AT                IN-THE-MONEY OPTIONS AT
                         SHARES                               DECEMBER 31, 2001             DECEMBER 31, 2001(1)
                      ACQUIRED ON        VALUE        ------------------------------   ----------------------------
                        EXERCISE        REALIZED      EXERCISABLE      UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                     --------------   -------------   -----------      -------------   -----------   -------------
Sam P. Douglass...             0(2)           $0(2)           0          237,600            $0         $23,760
Nolan Lehmann.....             0(3)            0(3)           0          227,700             0          22,770
Gary L. Forbes....             0(4)            0(4)           0          198,000             0          19,800
Randall B. Hale...             0(5)            0(5)           0          198,000             0          19,800
Tracy H. Cohen....             0(6)            0(6)           0           99,000             0           9,900
------------

(1) The value is based on a closing sale price of $7.79 per share on December 31, 2001.
(2) On September 30, 1999, Mr. Douglass exercised options to purchase 193,753 shares of common stock at $17.00 per share. The exercise price of $3,293,801, was paid in the form of a promissory note from Mr. Douglass to the Fund. At June 30, 2001, the note was secured by 206,959 shares of the Fund's common stock. In September 2001, Mr. Douglass surrendered 204,378 shares of common stock securing the note to the Fund in satisfaction of the note and accrued interest aggregating $2,932,089. The Fund released 2,581 shares to Mr. Douglass.
(3) On September 30, 1999, Mr. Lehmann exercised options to purchase 173,000 shares of common stock at $17.00 per share. The exercise price of $2,941,000, was paid in the form of a promissory note from Mr. Lehmann to the Fund. At June 30, 2001, the note was secured by 258,226 shares of the Fund's common stock. In September 2001, Mr. Lehmann surrendered 226,510 shares of common stock securing the note to the Fund in satisfaction of the note and accrued interest aggregating $3,256,510. The Fund released 31,716 shares to Mr. Lehmann.
(4) On September 30, 1999, Mr. Forbes exercised options to purchase 119,387 shares of common stock at $17.00 per share. The exercise price of $2,029,579, was paid in the form of a promissory note from Mr. Forbes to the Fund. At June 30, 2001, the note was secured by 119,387 shares of the Fund's common stock. In September 2001, Mr. Forbes surrendered all 119,387 shares of common stock securing the note to the Fund in satisfaction of the note and accrued interest aggregating $1,737,194.
(5) On September 30, 1999, Mr. Hale exercised options to purchase 119,387 shares of common stock at $17.00 per share. The exercise price of $2,029,579, was paid in the form of a promissory note from Mr. Hale to the Fund. At June 30, 2001, the note was secured by 178,200 shares of the Fund's common stock. In September 2001, Mr. Hale surrendered 156,314 shares of common stock securing the note to the Fund in satisfaction of the note and accrued interest aggregating $2,247,421. The Fund released 21,886 shares to Mr. Hale.
(6) On September 30, 1999, Ms. Cohen exercised options to purchase 17,646 shares of common stock at $17.00 per share. The exercise price of $299,982, was paid in the form of a promissory note from Ms. Cohen the Fund. At June 30, 2001, the note was secured by 26,339 shares of the Fund's common stock. In September 2001, Ms. Cohen surrendered 23,104 shares of common stock securing the note to the Fund in satisfaction of the note and accrued interest aggregating $332,180. The Fund released 3,235 shares to Ms. Cohen.

EXECUTIVE OFFICERS OF THE FUND

     The executive officers of the Fund are:

          Sam P. Douglass   Chairman of the Board and Chief Executive Officer
          Nolan Lehmann     President
          Tracy H. Cohen    Vice President and Secretary
          Gary L. Forbes    Vice President
          Randall B. Hale   Vice President
          Dana K. Hiller    Vice President

Executive officers receive no cash compensation from the Fund, but participate in the 1997 Stock Incentive Plan. See "Investment Management Agreement" and "Management Company" below. For a description of the business background of each of Messrs. Douglass and Lehmann see "Nominees for Director" above.

Tracy H. Cohen    Ms. Cohen has been Secretary of the Fund since March 1996 and
Age 35            a Vice President of the Fund since May 1995. She has been
                  Secretary of the Management Company since April 1999. She has also been Investor Relations Manager of the Management Company since April 1995. Ms. Cohen is a director of Equicom, Inc., which is a privately-owned company in which the Fund has an investment. Ms. Cohen is a certified public accountant.

Gary L. Forbes    Mr. Forbes has been a Vice President of the Fund since
Age 58            December 1991 and a Vice President of the Management Company
                  since November 1991. He is a director of Advanced Technical
                  Products, Inc. and has served as Chairman of the Board since
                  July, 2000. He is also a director of Consolidated Graphics, Inc. and NCI Building Systems, Inc. He is also a director of eight of the privately-owned companies in which the Fund has an investment. Mr. Forbes is a certified public accountant.

Randall B. Hale   Mr. Hale has been a Vice President of the Fund and the
Age 39            Management Company since November 1992. He has been a director of the Management Company since February 1996. Mr. Hale is a director of Industrial Data Systems Corporation and six of the privately-owned companies in which the Fund has an investment.
                  Mr. Hale is a certified public accountant.

Dana K. Hiller    Ms. Hiller has been a Vice President of the Fund since
Age 34            May 2001. She joined the Management Company as Controller in
                  September 1999. She was elected Vice President in May 2001.
                  From May 1997 to September 1999 she was practice controller of Integrated Orthopedics, Inc. From August 1994 to May 1997 she was a financial analyst with American General Land
                  Development. She is a certified public accountant.


FILING OF REPORTS OF STOCK OWNERSHIP

     Under the federal securities laws, the Fund's directors, executive (and certain other) officers, and any persons holding more than ten percent of EQS Common Stock are required to report their ownership of EQS Common Stock and any changes in that ownership to the Fund and the Securities and Exchange Commission (the "SEC") . Specific due dates for these reports have been established by regulation and the Fund is required to report in this proxy statement any failure to file by these dates in 2001. All of these filings were satisfied by the Fund's directors, officers, and ten percent holders.

     As of April 1, 2002, the Fund believes that all directors, officers and ten percent holders are current in their filings. In making these statements, the Fund has relied on the written representations of its directors, officers and ten percent holders and copies of reports that they have filed with the SEC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth at March 31, 2002, the number and percentage of outstanding shares of EQS Common Stock beneficially held by (1) any person known to the Fund to be the beneficial owner of more than five percent of the EQS common stock, (2) each director and nominee for director of the Fund, and
(3) all officers and directors as a group. Under the rules of the SEC, a person is deemed to own beneficially all securities as to which that person owns or shares voting or investment power, as well as all securities which such person may acquire within 60 days through the exercise of currently available conversion rights, warrants or options. Except as otherwise indicated, the stockholders listed in the table below have sole voting and investment power with respect to the shares indicated.

                                                                            AMOUNT AND NATURE OF
                                                                            BENEFICIAL OWNERSHIP
                                                                         ---------------------------
                                                        SOLE VOTING        OPTIONS
                                                            AND          EXERCISABLE        OTHER
                              NAME OF                   INVESTMENT         WITHIN         BENEFICIAL                PERCENT
TITLE OF CLASS           BENEFICIAL OWNER                  POWER           60 DAYS        OWNERSHIP       TOTAL     OF CLASS
--------------           ----------------               -----------      -----------      ----------     --------   --------
Common Stock          Sam P. Douglass(1)                    16,658          118,800         386,724(2)    522,182      8.4%
                      Karpus Management, Inc.(3)           455,776                -               -       455,776      7.3
                      Nolan Lehmann(4)                     138,781          113,850          41,375(5)    294,006      4.7
                      Gregory J. Flanagan                    7,590           13,198             880(6)     21,668       *
                      John W. Storms                         7,876           12,098               0        19,974       *
                      Edward E. Williams                    41,418           13,198               0        54,616       *
                      Gary R. Petersen                       4,790           13,198               0        17,988       *
                      Francis D. Tuggle                      3,300           12,098               0        15,398       *
                      Robert L. Knauss                         675           13,198             438(7)     14,311       *

                      All directors and                    676,864          309,638         429,417     1,415,919     22.7%
                        officers as a group
                        (twelve  persons)

*    Indicates less than one percent.
(1)  Mr. Douglass' address is 2929 Allen Parkway, Suite 2500, Houston, Texas
     77019.
(2) Includes (a) 26,512 shares held directly and in retirement accounts by Paula T. Douglass, Mr. Douglass' wife, (b) 154,918 shares held by trusts for the benefit of members of Mr. Douglass' family of which Mr. Douglass is the trustee and a lifetime beneficiary, a trust of which Mr. Douglass is the beneficiary, and a trust of which Mrs. Douglass is the beneficiary, and
     (c) 205,296 shares held by Equus Corporation International, a Delaware corporation of which Mr. Douglass is the Chairman of the Board and Chief Executive Officer. Mr. Douglass disclaims beneficial ownership of all shares not directly owned by him.
(3) Karpus Management, Inc's. address is 14 Tobey Village Office Park, Pittsford, New York 14534. The address of and number of shares beneficially owned by Karpus Management, Inc. is based on the Schedule 13G filed by Karpus Management, Inc. with the SEC on February 14, 2002.
(4)  Mr. Lehmann's address is 2929 Allen Parkway, Suite 2500, Houston, Texas
     77019.
(5)  Includes (a) 5,778 shares held by Jeanne Lehmann, Mr. Lehmann's spouse and
     (b) 35,597 shares held by Lehmann Investments, L.P., of which Mr. Lehmann is the general partner. Mr. Lehmann disclaims beneficial ownership of all shares not owned directly by him.
(6) Includes 880 shares held by his spouse.
(7) Includes 438 shares held by the Robert L. Knauss Defined Plan (the "Knauss Plan") of which Mr. Knauss is a control person. Mr. Knauss disclaims beneficial ownership of the shares held by the Knauss Plan.

                        INVESTMENT MANAGEMENT AGREEMENT

     The investments and business of the Fund are managed by the Management Company, pursuant to a Management Agreement (the "Management Agreement") dated May 9, 1997. The date that the Management Agreement was last submitted to a vote of the stockholders of the Fund was May 9, 1997, when it was initially approved. On May 3, 2001, the Board of Directors of the Fund approved the continuation of the Management Agreement until June 30, 2002.

     Under the Management Agreement the Management Company provides, or arranges for suitable third parties to provide, any and all management and administrative services reasonably necessary for the operation of the Fund and the conduct of its business. Such management and administrative services include providing the Fund with office space, equipment, facilities and supplies, and clerical services; keeping and maintaining the books and records of the Fund, and handling communications and correspondence with stockholders; preparing accounting, management and other reports; and providing such other managerial and administrative services as may be reasonably requested by the Fund to identify, evaluate, structure, monitor and dispose of the Fund's investments. In return for its services and the expenses which the Management Company assumes under the Management Agreement, the Fund pays the Management Company, on a quarterly basis, a management fee equal to 0.5% of the net assets of the Fund on the last day of each calendar quarter (2% per annum). The management fee is payable quarterly in arrears. The Management Company's management fee from the Fund was $1,618,784 for the year ended December 31, 2001. The total net assets of the Fund as of December 31, 2001, were approximately $77 million.

     Under the Management Agreement, the Fund bears all costs and expenses directly allocable and identifiable to the Fund or its business or investments, including all expenses with respect to investments or the acquisition or disposition thereof, expenses of registering the shares under federal and state securities laws, costs of printing proxies and other expenses related to meetings of stockholders, litigation expenses, costs of third party evaluations or appraisals of the Fund (or its assets) or its actual investments, fees of transfer agents and custodians, legal fees, fees of independent public accountants, expenses of printing and distributing reports to stockholders, securities holders and regulatory bodies, federal, state and local taxes, and other costs and expenses directly allocable and identifiable to the Fund or its business or investments.

     The Management Company also receives compensation for providing certain investor communication services of which $50,000 is included in the Statements of Operations for the year ended December 31, 2001.

     Certain officers and directors of the Fund serve as directors of Portfolio Companies. In consideration for such service, such officers or directors may receive and retain fees and non-employee director stock options from such Portfolio Companies. During 2001 the officers and directors of the Fund received $283,502 of director fees from Portfolio Companies.

     The Management Agreement will continue in effect until June 30, 2002, and from year-to-year thereafter provided such continuance is approved at least annually by (i) a vote of a majority of the outstanding shares of the Fund or
(ii) a majority of the directors who are not "interested persons" of the Fund, at a meeting called for the purpose of voting on such approval. The Management Agreement may be terminated at any time, without the payment of any penalty, by a vote of the Board of Directors of the Fund or the holders of a majority of the Fund's shares on 60 days' written notice to the Management Company, and would automatically terminate in the event of its "assignment" (as defined in the Investment Company Act).

                               MANAGEMENT COMPANY

     The Management Company was formed in 1983 and maintains its offices at 2929 Allen Parkway, Suite 2500, Houston, Texas 77019. The Management Company's sole activity is to perform management, administrative and investment advisory services for the Fund, Equus Capital Partners, L.P. and Equus Equity Appreciation Fund, L.P. The Management Company is a registered investment adviser under the Investment Advisers Act of 1940.

     The officers and directors of the Management Company are:

     Sam P. Douglass           Chairman of the Board and Chief Executive Officer
     Nolan Lehmann             President and a director
     Randall B. Hale           Vice President and a director
     Paula T. Douglass         Director
     S. Preston Douglass, Jr.  Director
     Gary L. Forbes            Vice President
     Tracy H. Cohen            Secretary

For a description of the business background of each of Messrs. Sam P. Douglass, Lehmann, Hale, and Forbes and Ms. Cohen see "Nominees for Director" and "Executive Officers of the Fund" above. A description of the business background of Paula T. Douglass and S. Preston Douglass, Jr., is set forth below. The business address of the Management Company's officers and directors is 2929 Allen Parkway, Suite 2500, Houston, Texas 77019, except for S. Preston Douglass, Jr. whose address is 2626 South Padre Island Drive, Corpus Christ, Texas 78413.

     Paula T. Douglass, age 50, has been a director of ECI since December 1978 and the Management Company since July 1993. From February 1998 through November 2000, Ms. Douglass was Chairman and Chief Executive Officer of Cinema Film Systems, Inc.

     S. Preston Douglass, Jr. age 40, has been a director of the Management Company since July, 1993. He is Chairman, Chief Executive Officer and President of Corpus Christi Harley Davidson.

     There is no family relationship between any independent director of the Fund and any director or officer of the Management Company. Paula T. Douglass is the wife of Sam P. Douglass and S. Preston Douglass, Jr. is the son of Sam P. Douglass.

     As a result of its stock ownership in the Management Company, ECI has 80% voting control of the Management Company.

             ITEM 2 -- RATIFICATION OF THE SELECTION OF INDEPENDENT
                             AUDITORS FOR THE FUND

     Pursuant to Section 32(a) of the Investment Company Act, the Board is required to select an independent public accountant to certify the Fund's financial statements prior to the annual meeting and to submit such selection for ratification at the next annual meeting. The Board, including a majority of the Fund's disinterested directors, has selected the accounting firm of Arthur Andersen LLP ("Andersen") to audit the Fund's financial statements for, and otherwise act as the Fund's independent accountants with respect to the fiscal year ending December 31, 2002. The Fund's employment of Andersen is conditioned on the Fund's right to terminate such employment at any time without any penalty. In accordance with the Board's resolution, the selection of Andersen for the current fiscal year is submitted to stockholders for ratification. The Fund knows of no direct or indirect financial interest of Andersen in the Fund.

     Andersen has served as the independent accountants for the Fund since its organization in 1991. A representative of Andersen is expected to be present at the Annual Meeting and will be available to make a statement, if he or she so desires, and to respond to appropriate questions of the stockholders.

     Our Audit Committee and the Board continue to monitor developments regarding Andersen. On March 14, 2002, the SEC announced that so long as Andersen can continue to provide the SEC and the Fund with assurances that it will continue to audit financial statements in accordance with generally accepted auditing standards and applicable professional and firm auditing standards, including quality control standards, and with respect to the continuity of personnel working on the audit and the availability of national office consultation, the SEC will continue to accept financial statements audited by Andersen in filings. As stated above, the Fund has the right to terminate the Fund's engagement of Andersen at any time, without cause or penalty. Even if the appointment is ratified, our Audit Committee and the Board, in their discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the Fund's and its stockholders' best interests. If the Audit Committee and the Board decide to engage another independent auditor for 2002, we anticipate that the new firm would be selected through a proposal process.

     During 2001, the Fund retained its principal auditor, Andersen, to provide services in the following categories and amounts:

            Audit Fees               $78,750
            All Other Fees           $46,850

During 2001, Arthur Andersen LLP provided audit and tax services to the Management Company and Equus Capital Corporation, a subsidiary of the Management Company, and was paid an aggregate amount of $33,500 for such services.

     The Audit Committee has considered whether the provisions of nonaudit services by the Fund's principal auditor is compatible with maintaining auditor independence.

     The proposal to ratify the appointment of Arthur Andersen LLP as the Fund's independent auditors requires the affirmative vote of a majority of the outstanding shares of EQS Common Stock represented and entitled to vote at the Annual Meeting.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT EACH STOCKHOLDER VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS OF THE FUND.

                                 OTHER MATTERS

     The Board knows of no matters other than those listed in the Notice of Annual Meeting that are likely to come before the annual meeting. However, if any other matter properly comes before the meeting, the individuals named as proxies will vote in accordance with their best judgment on such matters.

     In the event that sufficient votes in favor of the proposals set forth in the Notice of the Annual Meeting are not received by the time scheduled for the annual meeting, the individuals named as proxies may move for one or more adjournments of the meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the shares present at the meeting.

                                 ANNUAL REPORT

     The financial statements of the Fund are contained in the 2001 Annual Report to Stockholders, which has been provided to the stockholders concurrently herewith. Such report and the financial statements contained therein are not to be considered as a part of this soliciting material. A copy of the Fund's Annual Report to Stockholders is available without charge upon request. Please direct your request to Equus II Incorporated, Attention: Investor Relations, P.O. Box 130197, Houston, Texas 77219-0197, 713-529-0900.

                 STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

     Under the regulations of the SEC, an EQS stockholder may submit a proposal on a proper subject for action at the 2003 annual meeting. All proposals must be mailed to the Fund, c/o Equus Capital Management Corporation, 2929 Allen Parkway, Suite 2500, Houston, Texas 77019, attention: Nolan Lehmann, and must be received at that address no later that December 1, 2002, in order to be considered for inclusion in the Fund's proxy statement and form of proxy for the 2003 annual meeting. Submission of a stockholder proposal does not guarantee inclusion in the Fund's proxy statement or form of proxy because certain SEC rules must be met.

     Under our Bylaws, if you are a stockholder and wish to make a director nomination at a stockholders' meeting, written notice your intent to make such nomination must be given, either by personal delivery or by U.S. mail, postage prepaid, to Tracy H. Cohen, Secretary, Equus II Incorporated, 2929 Allen Parkway, Suite 2500, Houston, Texas 77019, not less than 60 nor more than 90 days prior to the meeting; provided, however, that in the event less than 70 days' notice or prior public disclosure of the date of the meeting is given to stockholders, your notice to be timely must be received not later than the close of business on the fifth day following the day on which such notice is mailed or such public disclosure was made. Each such notice must set forth certain information specified in the Fund's Bylaws.

     The Bylaws also provide that no business may be brought before an annual meeting unless it is properly brought before the meeting. To be properly brought before the meeting a stockholder must deliver a written notice to the Fund at the address set forth in the preceding paragraph of the stockholder's intention to present a proposal (containing the information specified in the Bylaws) within the time limits described above for delivering of notice of a nomination of a director. These requirements apply to any matter that a stockholder wishes to raise at an annual meeting other than pursuant to the procedures in SEC Rule 14a-8.

     The proxy solicited by the Board of Directors for the 2003 Annual Meeting will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless the Fund is provided with notice of such proposal no later than February 15, 2003.

     A copy of the full text of the Bylaw provisions discussed above may be obtained by writing to the Corporate Secretary, 2929 Allen Parkway, Suite 2500, Houston, Texas 77019.

                             EQUUS II INCORPORATED
             2929 Allen Parkway, Suite 2500, Houston, Texas 77019

This Proxy is solicited on behalf of the Board of Directors of Equus II Incorporated (the "Fund") for the Annual Meeting of Stockholders on May 7, 2002.

     The undersigned hereby constitutes and appoints Sam P. Douglass, or Nolan Lehmann, with full power of substitution and revocation to each, the true and lawful attorneys and proxies of the undersigned at the Annual Meeting of Stockholders of Equus II Incorporated to be held on May 7, 2002, at 9:00 a.m. local time, at Meeting Room No. 1, Ground Level, Wortham Tower, 2727 Allen Parkway, Houston, Texas 77019, or any adjournment thereof (the "Annual Meeting") and to vote the shares of Common Stock, $.001 par value per share, of the Fund ("Shares"), standing in the name of the undersigned on the books of the Fund on March 22, 2002, the record date for the Annual Meeting, with all powers the undersigned would possess if personally present at the Annual Meeting.

     The undersigned hereby acknowledges previous receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement and hereby revokes any proxy or proxies heretofore given by the undersigned.

                 (CONTINUED, AND TO BE SIGNED, ON REVERSE SIDE)

[X] PLEASE MARK YOU VOTES AS IN THIS EXAMPLE

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR ELECTION OF DIRECTORS AND FOR PROPOSAL 2.

1.  Election of the eight nominees listed at the right to the Board of Directors:

    FOR all nominees                WITHOLD             Nominees:   Sam P. Douglass
    listed at right (except as      for all nominees                Gregory J.  Flanagan
    marked to the contrary)                                         Robert L. Knauss
                                                                    Nolan Lehmann
    _______________________               ____________________      Gary R. Petersen
                                                                    John W. Storms
                                                                    Dr. Francis D. Tuggle
                                                                    Dr. Edward E. Williams

    Instructions: To withhold authority to vote for any individual nominee(s),  write that nominees name on the line below:
    _______________________________________________________________________________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

2. Ratification of the appointment of Arthur Andersen LLP as the independent auditors for the Fund for the fiscal year ending December 31, 2002:

    FOR ______________     AGAINST _______________    ABSTAIN _______________


The Board of Directors knows of no other matter to come before the meeting. If any other matter is properly brought before the meeting with respect to which the Fund was not provided notice on or before February 15, 2002, the proxies will have discretion to vote this proxy on such matter in accordance with their best judgment.

Signature ____________________________________

Signature (if held jointly)____________________________________

Date____________________________

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.